Joint Filer Information

Name of Joint Filer:                HM3/GP Partners, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 7, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3/GP Partners, L.P.

                                    By:   Hicks, Muse GP Partners III, L.P., its
                                          general partner

                                    By:   Hicks, Muse Fund III Incorporated, its
                                          general partner

                                    By:   /s/ William G. Neisel
                                          --------------------------------------
                                          William G. Neisel
                                          Treasurer

Joint Filer Information

Name of Joint Filer:                HM3 Coinvestors, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 7, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3 Coinvestors, L.P.

                                    By:    Hicks, Muse GP Partners III, L.P.,
                                           its general partner

                                    By:    Hicks, Muse Fund III Incorporated,
                                           its general partner

                                    By:    /s/ William G. Neisel
                                           -------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 7, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse GP Partners III, L.P.

                                    By:      Hicks, Muse Fund III Incorporated,
                                             its general partner

                                    By:      /s/ William G. Neisel
                                             -----------------------------------
                                             William G. Neisel
                                             Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse Fund III Incorporated

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 7, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse Fund III Incorporated

                                    By:      /s/ William G. Neisel
                                             -----------------------------------
                                             William G. Neisel
                                             Treasurer